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                                                                EXHIBIT 10.16

                                SUPPLEMENT NO. 1

                                       TO

                               PURCHASE AGREEMENT

                                     BETWEEN

                         SEQUENT COMPUTER SYSTEMS, INC.

                                       AND

                      BROCADE COMMUNICATIONS SYSTEMS, INC.

The above referenced agreement ("Agreement") entered into between Sequent Computer Systems, Inc. ("Sequent") and Brocade Communications Systems, Inc. ("Brocade") is amended as provided below. This supplement number 1 ("Supplement") is effective September 26, 1997 ("Supplement Effective Date.").

1.      DEFINITIONS

        1.1 "Caterpillar Product" shall mean the product described in Attachment A of this Supplement.

        1.2 "Caterpillar Development Project" shall mean the development of the Caterpillar Product, including prototype and Production Caterpillar Products.

        1.3 "Production Caterpillar Product" shall mean Caterpillar Products that will be available for purchase and resale by Sequent.

2.      SCOPE OF SUPPLEMENT

        2.1 This Supplement, together with the Agreement, contains the terms and conditions which govern Brocade's development of the Caterpillar Product for Sequent.

        2.2 The Caterpillar Product shall be developed in accordance with the Caterpillar Product description and specification as provided in Attachment A.

        2.3 The parties acknowledge that this Supplement may be executed prior to complete qualification of the Caterpillar Product by Sequent. Qualification of the Caterpillar Product by Sequent and the Caterpillar Product meeting all specifications as required in Attachment A are conditions precedent to Sequent's obligations under this Supplement or under the Agreement.

        2.4 Upon completion of the Caterpillar Development Project and Brocade making the Production Caterpillar Product available to Sequent, the parties shall add the Caterpillar Product to the Agreement. Any purchases of the Production Caterpillar Product by Sequent will be governed by the Agreement as amended by this Supplement.

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3.      CATERPILLAR DEVELOPMENT PROJECT

        3.1 Unless otherwise mutually agreed to in writing by the parties, Brocade shall begin the Caterpillar Development Project and provide Sequent with the deliverables described below on or before the dates indicated:


               Deliverable                                           Completion Date
               -----------                                           ---------------
               Delivery of the first prototype                       November 7, 1997
               Caterpillar Product to Sequent

               Delivery of the first Production                      December 27, 1997
               Caterpillar Product to Sequent


        3.2 Brocade shall provide Sequent with a Production Caterpillar Product that conforms to and performs in accordance with the descriptions and specifications provided in Attachment A and, unless otherwise agreed to in writing by the parties, Brocade shall use [*] to make a Production Caterpillar Product available for purchase by Sequent no later than December 27, 1997. Brocade recognizes the importance of delivering the Production Caterpillar Product at the earliest possible time.

        3.3 After the Production Caterpillar Product has been made available to Sequent and within a time period to be agreed upon between the parties, Brocade shall upgrade all prototype Caterpillar Products previously delivered to Sequent to Production Caterpillar Products.
               Such upgrades shall be done [*].

4.      CATERPILLAR DEVELOPMENT PROJECT ACCEPTANCE, PRICING, AND PAYMENT

        4.1 Brocade may invoice Sequent for the amounts set forth below upon satisfaction of the acceptance criteria set forth in sub-Section 4.2, below for the listed deliverable. Such payments, when made, shall constitute full and complete payment to Brocade for all of its efforts and deliverables under the Caterpillar Development Project, including, but not limited to, all costs and expenses for work, communications, and technical data and equipment that Brocade is required to provide to Sequent under this Supplement. In the event Sequent terminates the Agreement without cause prior to completion of all deliverables under this Supplement, Brocade will be entitled solely to actual, substantiated, documented, necessary and reasonable costs and expenses incurred by Brocade under the Supplement up to the date of notice of termination. If the Agreement is so terminated prior to full completion of Brocade's obligations, in no event shall Sequent's obligation to Brocade exceed the payment amount that would have been due Brocade following acceptance of the next listed, but uncompleted, deliverable.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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
               Deliverable                                            Payment Amount
               -----------                                            --------------
               Delivery of the first prototype                        $[*]
               Caterpillar Product to Sequent

               Delivery of the first Production                       $[*]
               Caterpillar Product to Sequent


        4.2 Sequent's obligation to pay the amounts listed above is conditioned on satisfaction of the following acceptance criteria:

                      4.2.1 Delivery of the first prototype Caterpillar Product to Sequent. This deliverable will be accepted at such time as Sequent determines that Brocade has provided Sequent with the first prototype Caterpillar Product that satisfies the requirements of Attachment A.

                      4.2.2 Delivery of the first Production Caterpillar Product to Sequent. This deliverable will be accepted at such time as Sequent determines that Brocade has provided Sequent with the first Production Caterpillar Product that satisfies the requirements of Attachment A.

5.      CATERPILLAR PRODUCT PRICING

        5.1 Unless otherwise agreed to by the parties, prototype and Production Caterpillar Product pricing shall be in accordance with the following pricing matrix. Pricing is based on cumulative Caterpillar Product purchases.


               Cumulative Purchase Volume                           Price per Caterpillar Product
               --------------------------                           -----------------------------
                          [*]                                                       $[*]
                          [*]                                         not to exceed $[*]


        5.2 The prices listed above shall remain in effect until Brocade ships [*] Caterpillar Products to the total marketplace. At such time that Brocade ships in excess of [*] Caterpillar Products, Brocade shall reduce the above referenced prices to Sequent by [*] per Caterpillar Product, or any subsequent low cost Product offering that Sequent purchases, until such time as Sequent has realized a total price reduction of $[*].

6.      PRECEDENCE

        6.1 For purposes of this Supplement, the term "Product," as such term is used in the Agreement, will mean the prototype and Production Caterpillar Product as the terms and conditions of the Agreement apply to this Supplement.

        6.2 The terms and conditions of this Supplement shall take precedence over any conflicting terms and conditions of the Agreement. Except as otherwise provided in this Supplement, the remaining terms and conditions of the Agreement shall remain in full force and effect.

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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
IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized representatives.

SEQUENT COMPUTER SYSTEMS, INC.           BROCADE COMMUNICATIONS SYSTEMS, INC.


By: /s/ Robert D. Bakker                 By:  /s/  CHARLES W. SMITH
----------------------------------       ----------------------------------
(Signature)                              (Signature)

Name: Robert D. Bakker                   Name: Charles W. Smith
     -----------------------------            -----------------------------
(Printed or Typed)                       (Printed or Typed)

Title: Sr. Director Mfg. Ops             Title: Vice President, Worldwide Sales
       ---------------------                    -------------------------------

Date: 4/20/98                            Date: April 16, 1998
     -----------------------------            -----------------------------

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                                  ATTACHMENT A

                              PRODUCT SPECIFICATION

Attachment A is amended to include the following:

1.      PRODUCT DESCRIPTION AND PRODUCT SPECIFICATIONS


                                                                 Product Specifications
        Product Description                                     (By Sequent Part Numbers)
        -------------------                                     -------------------------
        6 Port Fibre Channel Switch                             1003-74200
        16 Port FRU                                             FCS-9ASY-16
        6 Port FRU                                              FCS-9ASY-06

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
                                  ATTACHMENT B

                       PRODUCT AND PRODUCT SUPPORT PRICING

Attachment B is amended to include the following:

1.      Product Pricing


                                                                        1997              1998*
                                                                                      (not to exceed)
        1.4    GBIC: Sequent part number 1003-73152
              Brocade part number X1006                                 [*]                 [*]

        1.6    16 Port FRU: Sequent part number FCS-9ASY-16             [*]                 [*]

        1.7    6 Port FRU: Sequent part number FCS-9ASY-06              [*]                 [*]

        1.8    6 Port: Sequent part number 1003-74200                   [*]                 [*]


        *Note: Pricing for 1999 through the remainder of the term of the Agreement will be as agreed upon between the parties [*].

       **Note: For initial stocking orders and subsequent orders in excess of a net aggregate of [*], Brocade will apply a [*] for Brocade part number X1003 and a [*] for Brocade part number X1006.

      ***Note: Refer to sub-Section 5.1 of the Agreement regarding volume based pricing requirements.


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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                                  ATTACHMENT C

                                SUPPLIER QUALITY

Attachment C is amended as follows:

1. Delete sub-Section 11.3.2(i) and insert: "Product mean time between failures ("MTBF") drops below [*] of Brocade's predicted
        MTBF of [*] for a 16 port switch and [*] for a 6 port switch; or"

2. Delete sub-Section 5.2 and insert: "The Reliability Failure Goal for the 16 Port Switch is [*] MTBF (Annual Failure Rate ("AFR") [*]).
        The Reliability Failure Goal for the 6 Port Switch is [*] MTBF
        (AFR [*]).


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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